UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2010

Geospatial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055

(Address of principal executive offices)

(724) 353-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement; Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 29, 2010, Geospatial Holdings, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Exclusive License and Distribution Agreement (the “First Amendment”) with Reduct NV (“Reduct”), a company organized and existing under the laws of Belgium, to amend that certain Amended and Restated Exclusive License and Distribution Agreement dated December 15, 2009 by and among the Company, Reduct and, only with respect to the warrant grants pursuant to Section 2.3 thereof, Delta Networks Limited SA, a company incorporated under the laws of Luxembourg and owner of all outstanding capital stock of Reduct (the “Reduct License”). Under the Reduct License, the Company is the exclusive licensee and distributor for certain pipeline mapping products (the “Products”) in North America, South America and Australia.

Pursuant to Schedule 2.1 of the Reduct License, the Company agreed to make a minimum purchase of Products in the amount of $4,950,000 (the “2009 Minimum Purchase”) by the earlier of either: (i) the closing by the Company of a round of convertible preferred or common stock financing in an amount that equals or exceeds $10,000,000, or (ii) January 31, 2010. Pursuant to the First Amendment, on January 20, 2010, the Company and Reduct agreed that in exchange for a payment by the Company to Reduct of $100,000 by January 31, 2010, Reduct would extend the terms of the 2009 Minimum Purchase to the earlier of either: (i) the closing by the Company of a round of convertible preferred or common stock financing in an amount that equals or exceeds $10,000,000, or (ii) March 31, 2010. On January 31, 2010, the Company made a payment to Reduct in the amount of $100,000 and the terms of the 2009 Minimum Purchase were so extended.

On March 12, 2010, the Company and Reduct entered into a Second Amendment to Amended and Restated Exclusive License and Distribution Agreement (the “Second Amendment”) to further amend the Reduct License. Pursuant to the terms of the Second Amendment, the Company and Reduct agreed that in exchange for the purchase of Products in the amount of $2,500,000 by March 17, 2010, the 2009 Minimum Purchase amount would be reduced to $2,450,000 and Reduct would extend the terms of such 2009 Minimum Purchase to April 30, 2010. On March 12, 2010, the Company purchased Products in the amount of $2,500,000 and the terms of the 2009 Minimum Purchase were so extended.

The foregoing discussion provides only a brief description of the documents described above. The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.35 and 10.36.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.35	First Amendment to the Amended and Restated Exclusive License and Distribution Agreement dated as of January 29, 2010.

10.36	Second Amendment to the Amended and Restated Exclusive License and Distribution Agreement dated as of March 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ THOMAS R. OXENREITER
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date: March 19, 2010